Exhibit 99.2

October 1, 2017

Loan Agreement

Sino United Worldwide Consolidated Ltd.

136-20 38th Ave. #3G

Flushing, NY 11354

Ladies and Gentlemen:

This letter agreement (the “Agreement”) shall set forth the terms pursuant to which Tee Keat Ong (the “Lender”) will advance funds to Sino United Worldwide Consolidated Ltd. (the “Company”).

1. Lender will lend the Company with initial amount of $50,000 which can be increased to $1,000,000 up to the lender, those money can be used to pay operating expenses as approved by SUIC. The funds will be held in escrow pursuant to an escrow agreement (the “Escrow Agreement”), dated the date of this Agreement, among the Lender and the Company. Pursuant to the Escrow Agreement, any disbursement from escrow shall require the approval of the Lender, and the Company shall have no authority to authorize any payment from escrow. The Company shall have no right to any funds held in escrow until and unless the disbursement of such funds is authorized by the Lender.

2. Contemporaneously with the initial payment into escrow, the Company will execute and deliver to the Lender its 5% demand promissory note (the “Note”) in the form of Exhibit A to this Agreement in the principal amount of $50,000. The Lender shall make notations on the Note to reflect advances made to the escrow account, payments by the Company and accrued interest. The lender can convert the loan to stock at 0.001 per share with no dilution from any company action such as reverse split, spin off or reorganization of the firm. There will be more detail description regarding the conversion on the promissory note.

3. The Company represents and warrants to Lender that:

(a) The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada and has full legal right, power and authority to execute, deliver and perform its obligations under the Credit Documents. The “Credit Documents” shall mean this Agreement, the Note, the Escrow Agreement and any other instruments or documents executed by the Company in connection with the loan being made pursuant to this Agreement.

(b) The execution, delivery and performance of the Credit Documents by the Company do not and will not require (i) any consent of any other person or (ii) any consent, license, permit, authorization or other approval of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority.

(c) Neither execution or delivery of any Credit Document, nor the fulfillment of or compliance with its terms and provisions will (i) violate any the articles of incorporation of the Company or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any material agreement, instrument, franchise, license or concession to which the Company (or any of its subsidiaries) is a party or bound, other than those conflicts, breaches or defaults, if any, which would not reasonably be expected to result in any material adverse change in the Company’s business, prospects or financial condition.

(d) Each Credit Document has been duly and validly executed, issued and delivered by the Company, is in proper legal form for prompt enforcement and is are the valid and legally binding obligations of the Company, enforceable in accordance with their terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws relating to or affecting the rights of creditors generally, and (b) the exercise of judicial discretion in accordance with general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

4. The Company shall promptly execute and deliver (or cause to be executed and delivered), at the Company’s expense, any and all other and further instruments which may be reasonably requested by the Lender to cure any defect in the execution and delivery of any Credit Document or more fully to describe particular aspects of the agreements and undertakings set forth in the Credit Documents.

5. In the event that the Company fails to pay the Note upon demand, the Lender shall have the right to enforce or avail itself of any and all powers, rights and remedies available at law or provided in this Agreement, the Note, the other Credit Documents.

6. Notwithstanding any provision to the contrary contained in any Credit Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Agreement which under applicable laws are or may be deemed to constitute interest ever exceed the maximum non-usurious interest rate permitted by applicable state or federal laws. In this connection, the Company and the Lender stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Agreement shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. The Company shall ever be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, the Lender shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of money shall, to the extent required to avoid or minimize usury and to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the applicable Indebtedness so that the interest rate does not exceed the maximum rate at which interest may legally be charged. The provisions of this Section 8 shall control all agreements, whether now or hereafter existing and whether written or oral, between the Company and the Lender.

7. Each written instrument required by this Agreement, the Note or the other Credit Documents to be furnished to the Lender shall be duly executed by the person or persons specified (or where no particular person is specified, by such person as Lender shall require), duly acknowledged where reasonably required by the Lender and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act by governmental authority; shall be furnished to the Lender in one or more copies as required by the Lender; and shall in all respects be in form and substance satisfactory to the Lender and to its legal counsel.

8. All covenants, agreements, representations and warranties made by the Company in this Agreement, the Note, the other Credit Documents and any other document executed pursuant hereto or in connection herewith, and in any certificates or other documents or instruments delivered pursuant to this Agreement, the Note, the other Credit Documents or any other document executed pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Note, the other Credit Documents and the other documents executed pursuant hereto or in connection herewith, and shall continue in full force and effect until full payment of the indebtedness evidenced by the Note and/or secured by the Credit Documents, complete performance of all of the obligations of the Company under this Agreement and final termination of the Lender’s obligations, if any, to make any further advances under the Note or to provide any other financial accommodation to the Company or any of its Subsidiaries (provided, however, that all reimbursement obligations, indemnification and hold harmless obligations and other similar obligations of the Company under any of the Credit Documents shall survive such payment, performance and termination). All such covenants, agreements, representations and warranties shall be binding upon the respective successors and assigns of the Company, but any attempted assignment of any rights of the Company hereunder without the prior written consent of the Lender shall be null and void. The Lender may, without consent of any other party, cause one or more of its affiliates to carry out all or part of the transactions contemplated hereby and otherwise assign any of its rights and obligations hereunder to any such party, so long as such affiliate is a direct or indirect subsidiary of the Lender, and the Lender may designate another party to make any advances under this Agreement subsequent to the initial advance made pursuant to this Agreement.

9. To the extent not prohibited by applicable law and except as otherwise expressly limited herein, the Company will pay all of the following costs and expenses and reimburse the Lender for any and all of the following expenditures incurred or expended from time to time, regardless of whether a Default or an Event of Default shall have occurred, in connection with all reasonable out-of-pocket costs and expenses for the preparation, negotiation, documentation, closing, renewal, revision, modification, increase, review or restructuring of any loan or credit facility pursuant to the Credit Documents.

10. The Lender shall have the right, in its sole discretion, to assign any of its rights under the Note or any other Credit Document, without the consent of the Company.

11. This Agreement, together with the Credit Documents, constitutes the entire agreement of the parties, superseding any and all prior or contemporaneous written or oral agreements, understandings or letters of intent with respect to the subject matter of this Agreement. This Agreement may not be modified or amended nor may any right under this Agreement be waived except by a written instrument which expressly refers to this Agreement, states that it is an amendment, modification or waiver and is signed by all parties in the case of an amendment or modification or by the party granting the waiver, in the case of a waiver. Any waiver or consent with respect to this Agreement shall be effective only in the specific instance and for the specific purpose for which given. The Lender’s exercise of any right, benefit or privilege under any of the Credit Documents or any other papers or at law or in equity shall not preclude the concurrent or subsequent exercise of Lender’s other present or future rights, benefits or privileges. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law, the Credit Documents or any other papers. No failure by the Lender to exercise, and no delay in exercising, any right under any Credit Document or any other papers shall operate as a waiver thereof.

12. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering it against receipt for it, by depositing it with an overnight delivery service which provides evidence of delivery or attempted delivery or by depositing it in a receptacle maintained by the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties at the addresses shown on the signature page of this Agreement to the attention of the person who executed this Agreement on behalf of such party, and if so given, shall be deemed given on the date of delivery or attempted delivery. Notice may also be given by telecopier or e-mail to the number or e-mail set forth on the signature page provided that the recipient acknowledges receipt of the telecopier or e-mail. Any address for notice or telecopier or e-mail may be changed at any time and from time to time, but only after ten (10) days’ advance written notice to the other party and shall be the most recent such address furnished in writing by the applicable party to the other party hereto. Actual notice, however and from whomever given or received, shall always be effective when received. Whenever (and if) notice by telecopy by the Company is permitted hereunder, it is intended for the convenience of the Company, and the Lender may rely on, and shall not be liable for acting (or refraining from acting) upon, any notice, instruction or request purporting to have been signed or presented by the proper party unless such action (or refraining from action) constitutes gross negligence or willful misconduct.

13. This Agreement and the other Credit Documents are shall be governed in accordance with the laws of the State of New York applicable to agreements entered and to be performed wholly within such State, without regard to principles of conflicts of laws. Any legal proceeding in respect of this Agreement or the other Credit Documents shall be brought exclusively in the state or federal courts in New York County, New York (collectively, the “Specified Courts”), to the exclusion of all other venues. The Company and the Lender hereby irrevocably submit to the exclusive jurisdiction of such state and federal courts of the State of New York. The Company and the Lender hereby irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Credit Document brought in any Specified Court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Company and the Lender further irrevocably consent to the service of process out of any of the Specified Courts in any such suit, action or proceeding in the manner set forth in Section 13 (other than by telecopier) or in any other manner permitted by law. The Company and the Lender agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against the Lender.

15. This Agreement may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

16. THE COMPANY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE COMPANY MAY HAVE TO CLAIM OR RECOVER FROM THE LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES

17. EACH OF THE COMPANY AND THE LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE COMPANY AND THE LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE COMPANY AND THE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE COMPANY AND THE LENDER.

18. The Lender hereby notifies the Company that, pursuant to the requirements of Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Public Law 107–56) and regulations promulgated thereunder, the Lender is or may be required to obtain, verify and record information that identifies the Company, including without limitation the name, address and identification number of the Company.

19. THIS AGREEMENT, THE NOTE AND THE OTHER CREDIT DOCUMENTS AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY THE COMPANY AND THE LENDER OR BY ANY OBLIGOR IN FAVOR OF THE LENDER SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE COMPANY AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE COMPANY AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE COMPANY AND THE LENDER.

IN WITNESS WHEREOF, the parties have executed this Agreement this 1st day of October, 2017.

Address, telecopier no. and email	Signature
136-20 38th Ave. #3G	Sino United Worldwide Consolidated Ltd.
Flushing, NY 11354
e-mail: georgechang1314520@gmail.com	By:	/s/ Chi Shun Chang
Fax:		Chi Shun Chang, CEO

e-mail:sinoman2013@yahoo.com	By:	/s/ Tee Keat Ong
Fax:		Tee Keat Ong